[Logo]: SECURITY BENEFIT(R)       SECURE DESIGNS(R) VARIABLE ANNUITY APPLICATION

ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY. QUESTIONS? CALL OUR NATIONAL SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Complete the entire form to establish a new SecureDesigns(R) Variable Annuity
Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please  select  the  annuity  type:[ ] Non-Qualified [ ]403(b) TSA [ ]  Roth 403
(b) TSA [ ]Traditional IRA [ ]Roth IRA

Initial Contribution $
                      -----------------------
FOR IRAS ONLY: Current Year $                      Prior Year $
                             --------------------              -----------------
Rollover $
          ---------------------
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2. PROVIDE ANNUITANT INFORMATION
---------------------------------------

Name of Annuitant                                            [ ] Male [ ] Female
                 -------------------------------------------
                First           MI                        Last
Mailing Address
               -----------------------------------------------------------------
                Street Address        City           State              ZIP Code

Residential Address
(if different from
mailing address)
                  --------------------------------------------------------------
                  Street Address          City          State           ZIP Code

Social  Security Number/Tax I.D. Number                      Date of Birth
                                       ----------------------             ------
        (mm/dd/yyyy)
--------
Daytime Phone Number                          Home Phone Number
                    -------------------------                  -----------------
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3. PROVIDE CONTRACTOWNER INFORMATION
------------------------------------------
[ ]Same as Annuitant

Name of Contractowner                                        [ ] Male [ ] Female
                     ----------------------------------------
                     First            MI             Last

Mailing Address
                ----------------------------------------------------------------
                Street Address         City               State         ZIP Code

Residential Address
(if different from
mailing address)
                   -------------------------------------------------------------
                   Street Address        City            State          ZIP Code

Social  Security Number/Tax I.D. Number                         Date of Birth
                                       -------------------------
                   (mm/dd/yyyy)
-------------------

Daytime Phone Number                       Home Phone Number
                     ---------------------                   -------------------
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4. PROVIDE JOINT OWNER INFORMATION
--------------------------------------
Name of Joint Owner                                          [ ]Male  [ ] Female
                    -----------------------------------------
                    First             MI                 Last

Mailing Address
                ----------------------------------------------------------------
                 Street Address       City            State             ZIP Code

Residential Address
(if different from
mailing address)
                  --------------------------------------------------------------
                  Street Address        City          State             ZIP Code

Social  Security Number/Tax I.D. Number                                     Date
                                        -----------------------------------
of Birth                      (mm/dd/yyyy)
         --------------------

Daytime Phone Number                        Home Phone Number
                    ----------------------                   -------------------
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

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
----------------------------------------------------
For additional Beneficiaries, please attach a separate list to the end of this application.

------------------------------------------------------------------------------------------------------------------------------------
        PRIMARY BENEFICIARY NAME      SOCIAL SECURITY NO.       DOB (MM/DD/YYYY)      RELATIONSHIP TO OWNER        % OF BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         CONTINGENT BENEFICIARY NAME      SOCIAL SECURITY NO.      DOB (MM/DD/YYYY)     RELATIONSHIP TO OWNER      % OF BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------

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6. PROVIDE REPLACEMENT INFORMATION
----------------------------------------
Do you currently have any existing annuity or insurance policies?[ ]Yes [ ]No Does this proposed contract replace or change any existing annuity or insurance policy? [ ]Yes [ ]No
If Yes, please list the company and policy number.

Company Name                               Policy Number
             ----------------------------                -----------------------
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 7. CHOOSE OPTIONAL RIDERS
-----------------------------------------
Please select only one Rider from each category.

Please do not exceed the maximum Rider cost for your contract.

DEATH BENEFIT RIDER PAYABLE UPON DEATH:
    [ ] Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDER:(1)
        [ ] 4%

SURRENDER CHARGE RIDERS:
    [ ] Nursing Home, Terminal Illness, Disability(2)
    [ ] 0-year Alternate Withdrawal Charge Rider(1)
    [ ] 4-year Alternate Withdrawal Charge Rider(1)

(1) The Fixed Account is not available with these Riders.
(2) This rider may be selected in addition to one other rider in this category.

                                                                 Please Continue

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8. Indicate Investment Directions
---------------------------------------
Please indicate your investment preferences below. Please use whole percentages totaling 100%

   % AIM V.I. Basic Value            % Janus Aspen Janus              % PIMCO VIT Foreign Bond       % SBL Alpha Opportunity
---                               ---  Portfolio                   ---  (U.S. Dollar-Hedged)      ---
   % AIM V.I. Capital                                                                                % SBL Enhanced Index
---  Development                                                                                  ---
                                     % Legg Mason ClearBridge         % PIMCO VIT Low Duration       % SBL Equity
                                  ---  Variable Aggressive         ---                            ---
   % AIM V.I. Global Health            Growth                         % PIMCO VIT Real Return        % SBL Global
---  Care                                                          ---                            ---

   % AIM V.I. Global Real                                             % Royce Micro-Cap              % SBL High Yield
---  Estate                                                        ---                            ---

   % AIM V.I. International          % Legg Mason ClearBridge         % RVT CLS AdvisorOne           % SBL Large Cap Value
---  Growth                       ---  Variable Small Cap Growth   ---  Amerigo                   ---

   % AIM V.I. Mid Cap                % Legg Mason Western Asset       % RVT CLS AdvisorOne           % SBL Managed Asset
---  Core Equity                  ---  Variable Global             ---  Clermont                  ---  Allocation
                                       High Yield Bond
                                                                                                  ---% SBL Mid Cap Growth

   % American Century VP             % MFS(R) VIT Research            % Rydex VT All-Asset           % SBL Mid Cap Value
---  Mid Cap Value                ---  International               ---  Aggressive Strategy       ---
                                                                                                     % SBL Money Market
                                                                                                  ---
   % American Century                % MFS(R) VIT Total Return     ---% Rydex VT All-Asset           % SBL Select 25
---  VP Ultra(R)                  ---                                   Conservative Strategy     ---
                                     % MFS(R) VIT Utilities                                          % SBL Small Cap Growth
   % American Century             ---                                 % Rydex VT All-Asset        ---
---  VP Value                        % Mutual Global Discovery     ---  Moderate Strategy            % SBL Small Cap Value
                                  ---  Securities                                                 ---
   % Dent Strategic Portfolio                                         % Rydex VT All-Cap             % SBL U.S. Intermediate
---                                  % Neuberger Berman AMT        ---  Opportunity               ---  Bond
   % Dreyfus IP Technology        ---  Socially Responsive
     Growth                                                           % Rydex VT Alternative         % Van Kampen LIT Comstock
                                     % Oppenheimer Core Bond       ---  Strategies Allocation     ---
   % Dreyfus VIF International    ---  Fund/VA                                                       % Van Kampen LIT
---  Value                                                            % Rydex VT International    ---  Government
                                                                   ---  Opportunity
   % Franklin Income Securities      % Oppenheimer Main Street                                       % Van Kampen UIF Emerging
---                               ---  Small Cap Fund(R)/VA                                       ---  Markets Equity
   % Franklin Small Cap Value                                         % Rydex VT Managed
---  Securities                      % PIMCO VIT All Asset         ---  Futures Strategy
                                  ---                                                                % Van Kampen UIF Equity
                                     % PIMCO VIT                      % Rydex VT Multi-Cap        ---  and Income
   % Franklin Templeton VIP       ---  CommodityRealReturn         ---  Core Equity
---  Founding Funds Allocation         Strategy                                                      % Fixed Account
                                                                                                  ---
   % Janus Aspen Enterprise                                           % Rydex VT Multi-Hedge      MUST TOTAL 100%
---                                  % PIMCO VIT Emerging          ---  Strategies
   % Janus Aspen INTECH           ---  Markets Bond
---  Risk-Managed Core                                                % SBL All Cap Value
                                                                   ---

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 9. SALARY INFORMATION
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PLEASE  COMPLETE  THIS  SECTION  ONLY  IF  YOU  ARE  CONTRIBUTING THROUGH SALARY
REDUCTION AND/OR DEDUCTION.
Contribution Amount (select all that apply):
[ ] Pre-tax Qualified Contribution of $                 per year or        % per
    pay period.                        -----------------           --------


[ ] After-tax Roth Contribution of $                    per year or        % per
    pay period.                     --------------------           ---------


Beginning:                      Please skip the following month(s):
          ----------------------                                   -------------
          Date (mm/dd/yyyy)
Will your employer match contributions?  [ ]  Yes   [ ] No

Employer Name
              ------------------------------------------------------------------

Mailing Address
                ----------------------------------------------------------------
                Street Address        City             State            ZIP Code

Billing Statement Address
(if different from above)
                          ------------------------------------------------------
                          Street Address      City       State          ZIP Code
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                                                                 Please Continue

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10. SET UP ELECTRONIC PRIVILEGES
--------------------------------------
Transactions may be requested via telephone, Internet, or other electronic means by the Owner and/or servicing sales representative.

[ ] I do NOT wish to authorize electronic privileges.
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11. STATEMENT OF UNDERSTANDING
--------------------------------------
I have been given a current prospectus that describes the Contract for which I am applying. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account.

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ]Check this box to receive a Statement of Additional Information.
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12. PROVIDE SIGNATURE
--------------------------------------
My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am U.S. Person (including a U.S. Resident Alien).

THE  INTERNAL  REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS   DOCUMENT   OTHER   THAN  THE  CERTIFICATIONS  REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

X
  ----------------------------------------      --------------------------------
   Signature of Owner    Date (mm/dd/yyyy)      Signed at (City/State)

X
  -----------------------------------------------
   Signature of Joint Owner    Date (mm/dd/yyyy)
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                                                                 Please Continue

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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will  the  Annuity  being  purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

[ ] Yes. If Yes, please comment below. (Submit a copy of the Replacement Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

Comments:
          ----------------------------------------------------------------------

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Print Name of Representative
                             ---------------------------------------------------

X
  ------------------------------------------------------------------------------
  Signature of Representative                                  Date (mm/dd/yyyy)

Address
        ------------------------------------------------------------------------
        Street Address        City                  State              ZIP Code

Daytime Phone Number                      Email Address
                     --------------------               ------------------------
Representative License I.D. Number
                                   ---------------------------------------------
Print Name of Broker/Dealer
                            ----------------------------------------------------

For Registered Representative's Use Only

Option:  [ ] A   [ ] B (default)    [ ] C     [ ] D

Only options A and B are available if you have selected the 0-year or 4-year Alternate Withdrawal Charge Rider.
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CONSENT TO RECEIVE PROSPECTUS IN ELECTRONIC FORMAT
----------------------------------------------------
Check the appropriate box below.

[ ] I hereby consent to electronic initial delivery of the Variable Annuity Prospectus and underlying fund prospectuses. I agree that I have access to a personal computer capable of running Adobe Reader 7.0 (and above) and that I am able to access the Prospectuses stored on the CD-ROM provided to me. I understand that I may request a free paper copy of the Prospectuses at any time by calling 1-800-888-2461.

[ ] I received a paper copy of the Variable Annuity Prospectus and have or will receive a paper copy of any of the underlying fund prospectuses.

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      Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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[Logo]SECURITY BENEFIT(R)                           VARIABLE ANNUITY APPLICATION
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STATE FRAUD DISCLOSURES
----------------------------------
Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. This state fraud disclosure applies to all jurisdictions except KS, MN and the states listed below.

AR AND LA ONLY - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime may be subject to fines and confinements in prison.

CO ONLY - It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

CT ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, as determined by a court of competent jurisdiction.

D.C. ONLY - WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits, if false information materially related to a claim was provided by the applicant.

KY, ME, NM, OH AND WV ONLY - Any person who, knowingly and with intent to defraud any Insurance Company or other person, files an application for insurance or statement of claim containing materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

OK ONLY - WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

OR ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

RI ONLY - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

TN AND WA ONLY - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

VA ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

VT ONLY - Any person who knowingly presents a false or fraudulent claim for the payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.
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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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